UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF

THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): March 12, 2008

CRITICAL PATH, INC.

(Exact name of registrant as specified in its charter)

California	0-25331	94-1788300
(State or other jurisdiction of incorporation)	(Commission File No.)	(I.R.S. Employer Identification No.)

42-47 Lower Mount Street, Dublin 2, Ireland

(Address and zip code of principal executive offices)

(415) 541-2500

(Registrant’s telephone number, including area code)

Not applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☒	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01	Other Events.

On March 12, 2008, Critical Path, Inc. (the “Company”) issued a press release entitled “Critical Path, Inc. Announces Record Date for Special Meeting of Shareholders” (the “Press Release”). A copy of the Press Release is attached as Exhibit 99.1 hereto and is incorporated herein by reference.

Additional Information About the Transactions and Where to Find It

In connection with the proposed transactions, the Company has filed a preliminary proxy statement and will file a definitive proxy statement and other materials with the Securities and Exchange Commission (the “SEC”). We urge investors to read the proxy statement and these other materials carefully when they become available because they contain and will contain important information about the Company and the proposed transactions. Investors can obtain free copies of the proxy statement as well as other filed documents containing information about the Company at www.sec.gov, the SEC’s website. Free copies of the Company’s SEC filings are also available on the Company’s website at www.criticalpath.net.

Participants in the Solicitation

The Company and its executive officers and directors may be deemed, under SEC rules, to be participants in the solicitation of proxies from the Company’s shareholders with respect to the proposed transactions. Information regarding the officers and directors of the Company is included in the Company’s definitive proxy statement for its 2007 annual meeting filed with the SEC on November 29, 2007. More detailed information regarding the identity of potential participants, and their direct or indirect interests, by securities holdings or otherwise, will be set forth in the proxy statement and other materials to be filed with the SEC in connection with the proposed transactions.

Cautionary Note Regarding Forward-Looking Statements

This Current Report and the exhibits hereto may contain forward-looking statements by the Company including statements regarding the expectations as to completion of the Merger and other transactions contemplated by the Merger Agreement. These forward-looking statements involve a number of risks and uncertainties that could cause actual results to differ materially from those anticipated. These risks include, but are not limited to, the ability of the parties to the Merger Agreement and related agreements to satisfy the conditions to closing specified in the Merger Agreement and the related agreements. More information about the Company and the risks the Company faces are detailed in the filings with the SEC (www.sec.gov) made from time to time including the Company’s Form 10-Q for the quarter ended September 30, 2007 and all subsequent filings with the SEC. The Company makes no commitment to revise or update any forward-looking statements in order to reflect events or circumstances after the date any such statement is made.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits

Exhibit Number	Description

99.1	Press Release dated March 12, 2008

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CRITICAL PATH, INC.

By:	/s/ James A. Clark
	Name:	James A. Clark
	Title:	Executive Vice President and Chief Financial Officer

Date: March 12, 2008